UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 27, 2006

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20511 Lake Forest Drive, Lake Forest, California		92630
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On Monday, October 23, 2006, Western Digital Corporation (the "Company") announced that a Special Committee of its Board of Directors, comprised solely of independent directors, has completed a three month, company-initiated, voluntary review of its historical stock option grants. The Company has not, as previously reported, timely filed its Form 10-K for the year ended June 30, 2006 with the Securities and Exchange Commission ("SEC"). As reported on Monday, October 23, 2006, the Company plans to file its Form 10-K for its fiscal year ended June 30, 2006 as promptly as practicable after concluding if any changes to its historical financial statements are required.

The Company does not, at present, anticipate filing its Form 10-K on or before November 1, 2006 and, in the event the filing is not made by that date, the Company will suspend the exercise of outstanding stock options at 2:30 p.m. California time on Wednesday, November 1, 2006. The suspension period is expected to end on the date the Company files with the SEC its Form 10-K for the year ended June 30, 2006. Until the suspension period ends, employees participating in the Company’s 401(k) plan will also no longer be permitted to elect to purchase shares of the Company’s common stock under that plan. Participants in the Company’s 401(k) plan will still be permitted to reallocate assets in their 401(k) account from the Company’s common stock to other investment opportunities offered under the 401(k) plan.

In accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR under the Securities Exchange Act of 1934, as amended ("Regulation BTR"), the Company has today notified its directors and executive officers that they will be prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring any shares of Company common stock or other equity securities of the Company, including pursuant to options to acquire common stock, during any suspension period, and provided them with the required contact information at the Company concerning such notice.

Item 8.01 Other Events.

During the suspension period (which will commence and end as described in Item 5.04 above), employees will not be permitted to exercise any outstanding stock options or other equity-based awards received under the Company’s equity plans and the Company’s employees have been notified of the suspension period.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

October 27, 2006	By:	Raymond M. Bukaty

Name: Raymond M. Bukaty
Title: Senior Vice President, Administration, General Counsel and Secretary